SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 19, 2013

DK SINOPHARMA, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-156302	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Hodges Bay Hodges Bay Road St. Johns, Antigua and Barbuda
(Address of Principal Executive Offices)

905-580-2978

(Issuer’s Telephone Number, Including Area Code

Dongxing Building, 4th Floor

No.1 Xinke Road,

Xi’an, the People’s Republic of China 710043

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” “the Company,” “DK Sinopharma,” or the “Registrant” refer to DK Sinopharma Inc., a Nevada corporation.

Item 1.01 Entry Into A Material Definitive Agreement.

On May 20, 2013 we consummated a reverse acquisition pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) entered into by and among DK Sinopharma, Shawn Erickson (the “Company Controlling Shareholder”), H&H Arizona, Inc., an Antigua corporation (“H&H Arizona”), Next Generation Holdings Trust, a Nevis trust and the Shareholder of H&H Arizona, Inc. (the “H&H Arizona Shareholder”).

The close of the reverse acquisition (the "Closing") took place on May 20, 2013 (the “Closing Date”). On the Closing Date, pursuant to the terms of the Share Exchange Agreement, we acquired all of the outstanding capital stock and ownership interests of H&H Arizona (the “Interests”) from the H&H Arizona Shareholder. In exchange for the Interests, we issued to the H&H Arizona Shareholder 50,000,000 shares of our common stock.

As described further below, H&H Arizona is a next-generation Internet gambling company.

H&H Arizona, our operating entity, was incorporated in Antigua and Barbuda on February 8, 2011 and is a development stage company that has not generated any revenues since inception.

As of the Closing Date we had 63,300,001 shares issued and outstanding.

Item 2.01   Completion of Acquisition or Disposition of Assets.

CLOSING OF EXCHANGE AGREEMENT

As described in Item 1.01 above, on May 20, 2013, pursuant to the Share Exchange Agreement, we acquired all of the outstanding capital stock and ownership interests of H&H Arizona from the H&H Arizona Shareholder, and in exchange, we issued to the H&H Shareholder 50,000,000 shares, or approximately 79%, of our common stock. As a result of the consummation of the Exchange Agreement, on the Closing Date, H&H Arizona became our wholly-owned subsidiary and our operating entity.

Pursuant to the Share Exchange Agreement, the Company is also obligated to use its best commercially reasonable efforts to effect a corporate name change after Closing.

In connection with the closing of the Share Exchange Agreement, Shawn Erickson resigned as director, President Secretary and Treasurer and Grant Johnson was appointed as director, President Secretary and Treasurer of our company.

CORPORATE HISTORY

Background of DK Sinopharma, Inc.

Our company was incorporated on July 22, 2008 as Virtual Closet, Inc. under the laws of the State of Nevada. Our  registered office is located at 112 North Curry Street, Carson City, NV 89703-4934 and our principal executive offices are located at Hodges Bay Drive, Hodges Bay, St. Johns, Antigua and Barbuda.

Our company’s initial business plan was to seek business opportunities in the light manufacturing and household appliances industries specializing in the design, manufacturing and sales of automated household storage systems.

On May 10, 2010, we entered into an Exchange Agreement with Dong Ke Pharmaceutials, Inc., a Delaware corporation, and as a result our company adopted the business of Dong Ke Pharmaceutials, Inc.

On April 30, 2013, we consummated a transaction pursuant to an agreement entered into by and among DK Sinopharma, certain Shareholders of DK Sinopharma, Dong Ke Pharmaceutical, Inc., for the purposes of reversing the Share Exchange Agreement entered into by and among our company, You Ting Zhu, Ge Lin, and Jia Tan Fang (the “Virtual Closet Shareholders”), Dong Ke Pharmaceutical, Inc. and the Shareholders of Dong Ke Pharmaceutical, Inc. on May 10, 2010.

On April 30 2013 for services rendered to our company as the sole officer and director, we issued 10,000,000 shares of our common stock to Shawn Erickson, our President.

As described above in Item 2.01, on May 20, 2013, our company entered into the Share Exchange Agreement with H&H Arizona, an Antigua and Barbuda corporation, and as a result our company adopted the business of H&H Arizona.

Background of H&H Arizona Inc.

Our operating company, H&H Arizona was incorporated in Antigua and Barbuda on February 8, 2011, is a next-generation Internet gambling company. H&H Arizona is a development stage company and has not generated any revenues since inception.

Business Subsequent to the Closing of the Share Exchange Agreement

We are now a company focused on next-generation Internet gambling.  From operational bases in Canada and Antigua, we intend to combine “video games” and “Internet gambling” to create and lead a global “online video gambling” industry. We intend to bring users from these two huge industries together by offering users from around the world the opportunity to play and bet on online multi-player, video style games for real money in our secure and licensed environment.  We intend to offer the widest selection of video style games of skill and chance, designed primarily for mobile applications and in multiple languages, to be played online for real money in small groups, tournaments and major events. In addition, real money betting exchange style wagering will be available on all VGambling hosted games and tournaments, and professional eSports events. For more information, please visit www.vgambling.net

Item 3.02   Unregistered Sales of Equity Securities.

On April 30, 2013 we issued 10,000,000 shares of our common stock to Shawn Erickson. The issuance of these shares was exempt from registration, in part pursuant to Regulation S under the Securities Act of 1933 and in part pursuant to Section 4(2) of the Securities Act of 1933. We made this determination based on the representations of Mr. Erickson which included, in pertinent part, that such shareholder was not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholder was acquiring our common stock, for investment purposes for his own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that  Mr. Erickson understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Pursuant to the Share Exchange Agreement, on May 20, 2013 we issued 50,000,000 shares of our common stock to the shareholders H&H Arizona in exchange for 100% of the outstanding shares of H&H Arizona. The issuance of these shares was exempt from registration, in part pursuant to Regulation S and Regulation D under the Securities Act of 1933 and in part pursuant to Section 4(2) of the Securities Act of 1933. We made this determination based on the representations of  H&H Arizona which included, in pertinent part, that such shareholder were either (a) "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholder was acquiring our common stock, for investment purposes for their own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that  the H&H Arizona shareholder understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.01   Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Share Exchange Agreement, on May 20, 2013, we issued 50,000,000 shares of our common stock to the H&H Arizona shareholder in exchange for the transfer of 100% of the outstanding shares of H&H Arizona capital stock by the H&H Arizona Shareholder to us. As such, immediately following the Exchange and Financing transactions, the H&H Arizona Shareholder held approximately 79% of the total combined voting power of all classes of our outstanding stock entitled to vote. Reference is made to the disclosures set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In connection with the Closing of the Share Exchange Agreement, and as explained more fully in Item 2.01 above, on May 20, 2013 Shawn Erickson resigned as a member of our board of directors and as President, Secretary and Treasurer. Further, effective May 20, 2013, Grant Johnson was appointed as a member of our board of directors and as President, Secretary and Treasurer.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 19, 2013, Yanhong Ren, Gengchang Wang, Jinhuan Chang, and Michael Segal resigned as members of our board of directors. Effective February 20, 2013 Dongke Zhao resigned as Chief Executive Officer, President and Director.

Effective February 20, 2013, Shawn Erickson was appointed as a member of our board of directors and as President, Secretary and Treasurer.

In connection with the Closing of the Share Exchange Agreement, and as explained more fully in Item 2.01 above, on May 20, 2013 Shawn Erickson resigned as a member of our board of directors and as President, Secretary and Treasurer. Further, effective May 20, 2013, Grant Johnson was appointed as a member of our board of directors and as President, Secretary and Treasurer.

Grant Johnson, 54, President, Secretary, Treasurer and Director

Mr. Johnson is a business development and sales management professional with more than 30 years of industry and public company management experience.

From 2007 to late 2011 Mr. Johnson also advised several early and development stage companies as a Sales Management and Business Development Consultant. From early 2003 to 2007 Mr. Johnson was co-founder, President, Chief Operating Officer and Director of Swiss Medica Inc., a US publicly listed company. Swiss Medica was a natural product manufacturer and leading Internet based nutraceutical sales and distribution company. From early 1996 to late 1999 Mr. Johnson Vice President of Vancouver based Starnet Communications International, Inc. a recognized leader in the Internet gambling industry. As Vice President of Sales, Mr. Johnson led Starnet’s sales team and was a driving force behind Starnet’s leading market position in the B2B sector of the Internet gambling industry. In addition, Mr. Johnson was instrumental in the business development activities at Starnet and was directly involved in establishing many of Starnet’s strategic industry partnerships. From 1992 to 1996, Mr. Johnson Was Ontario Regional Manager for Tee-com electronics an Ontario based satellite systems manufacturing and electronics sales company. From 1986 to 1992 Mr. Johnson advised numerous companies on developing their sales and marketing departments as an Independent Sales Management Consultant. From 1983 to 1986 Mr. Johnson worked as a Sales Manager for National Life Assurance in Toronto where he received numerous awards and honors including Group Agent of the Year.

Mr. Johnson obtained his Bachelor of Arts degree in economics and history from the University of Western Ontario in 1983.

We appointed Mr. Johnson as a director of our company because of his business development and public company management experience.

Mr. Johnson is currently our sole director and officer.

Item 5.03   Amendments To Articles Of Incorporation Or Bylaws; Change Of Year End

In connection with the closing of the share exchange, on May 20, 2013 we changed our fiscal year end to June 30.  The share exchange is deemed to be a reverse acquisition for accounting purposes, with H&H Arizona, the acquired entity, regarded as the predecessor entity as of May 20, 2013.  Starting with the periodic report for the quarter in which the share exchange was completed, we will file annual and quarterly reports based on the June 30 fiscal year end of H&H Arizona.  Such financial statements will depict the operating results of H&H Arizona, including the acquisition of our company, from H&H Arizona's inception on February 8, 2011.

In reliance on Section III F of the SEC’s Division of Corporate Finance: Frequently Requested Accounting and Financial Reporting Interpretations and Guidance dated March 31, 2001, we do not intend to file a transition report.

Item 9.01	Financial Statements and Exhibits
10.1	Share Exchange Agreement dated May 20, 2013 between our company, Shawn Erickson, H&H Arizona, Inc., Next Generation Holdings Trust, a Nevis trust, and the Shareholder of H&H Arizona, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DK SINOPHARMA, INC.
/s/ Grant Johnson
Grant Johnson
President and Director

Date:	August 7, 2014